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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 31, 2001
                                                        ------------------------


                          First Consumers National Bank
                          First Consumers Master Trust

________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)



                                    Illinois
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                 (State or Other Jurisdiction of Incorporation)

   333-48860 and 333-48860-01                       93-098-2044
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   (Commission File Number)               (I.R.S. Employer Identification No.)





   9300 S.W. Gemini Drive, Beaverton, OR                          97008
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (630) 986-8800
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              (Registrant's Telephone Number, Including Area Code)

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2. Acquisition or Disposition of Assets.

        On December 31, 2001, Registrant converted the First Consumers Credit Card Master Note Trust into a two-step structure in order to continue to achieve sale treatment.

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to the Notes.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.      Document Description
 -----     --------------------

(a)        Not applicable
(b)        Not applicable
(c)        Exhibit 4.1 The amended and restated Master Indenture, dated as of
                       December 31, 2001, between First Consumers Credit Card Master Note Trust and The Bank of New York
           Exhibit 4.2 The amended and restated Transfer and
                       Servicing Agreement, dated as of December 31, 2001, among First Consumers Credit Corporation, First Consumers National Bank and First Consumers Credit Card Master Note Trust
           Exhibit 4.3 The amended and restated Trust Agreement, dated as of
                       December 31, 2001, between First Consumers Credit Corporation and Bankers Trust Company
           Exhibit 4.4 Administration Agreement, dated as of December 31, 2001, between First Consumers Credit Card Master Note Trust and First Consumers National Bank
           Exhibit 4.5 The Receivables Purchase Agreement, dated as of December
                       31, 2001, between First Consumers National Bank and First Consumers Credit Corporation
           Exhibit 4.6 The amended and restated Pooling and Servicing Agreement, dated as of December 31, 2001, among First Consumers Credit Corporation, First Consumers National Bank and The Bank of New York
           Exhibit 4.7 The Assignment and Assumption Agreement, dated as of
                       December 31, 2001, between First Consumers National Bank and First Consumers Credit Corporation
           Exhibit 4.8 The Seller Substitution Agreement, dated as of December
                       31, 2001, among First Consumers National Bank, First Consumers Credit Corporation, Spiegel Credit Corporation III, Spiegel, Inc. and Morgan Guaranty Trust Company of New York.
           Exhibit 4.9 The amended and restated Note Purchase Agreement, dated as of December 31, 2001, between First Consumers National Bank and Deutsche Banc Alex. Brown Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST CONSUMERS NATIONAL BANK
                             (Co-Registrant)


Dated: December 31, 2001        By:/s/ John R. Steele
                                   ------------------
                                Name: John R. Steele
                                Title: Treasurer and Director

                                FIRST CONSUMERS MASTER TRUST
                             (Co-Registrant)

                                By: First Consumers National Bank,
                                as originator of First Consumers Master Trust


Dated: December 31, 2001        By:/s/ John R. Steele
                                   -------------------
                                Name: John R. Steele
                                Title: Treasurer and Director

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